Other income (expenses)	12 Months Ended
Dec. 31, 2023
Other income (expenses)

13. Other income (expenses)

The Company’s other income (expenses) for the years ended December 31, 2023 and 2022 are as follows:

	December 31, 2023	December 31, 2022
	$	$
Fair value change of other liabilities	445,216	2,200,312
Interest income	398,955	82,970
Foreign exchange (expense) gain	(160,173)	(331,966)

	683,998	1,951,316

Investments

During the year ended December 31, 2023, the Company divested 100% of its shareholdings in BK Gold Mines Pty Ltd. and MCC Canadian Gold Ventures Inc., both for $nil consideration. There was no realized income or loss on the divestment of these two investments.

During the year ended December 31, 2022, the Company sold 7,270,408 common shares of Electric Royalties Ltd. (“Electric”) for total cash proceeds of C$1,965,934 ($1,545,925). The total realized loss on the investment was $604,574.